ACQUISITION	12 Months Ended
Dec. 31, 2011
Business Acquisition, Date Of Acquisition [Abstract]
Business Combination Disclosure [Text Block]

NOTE 3 – ACQUISITION

On December 29, 2011 the Company completed a reverse acquisition of privately held TG Therapeutics, Inc. (“TG”), a Delaware Corporation. The acquisition was effected pursuant to an Exchange Transaction Agreement (the “Agreement”) dated December 29, 2011 by and among the Company, TG Therapeutics, Inc. and Opus Point Partners, LLC, the largest shareholder of TG. In accordance with the terms of the Agreement, 95% of the holders of common shares of TG (one (1) minority shareholders of TG holding in aggregate 132,000 common shares of TG did not participate) surrendered their TG common shares. The Agreement caused the Company to issue to TG’s shareholders 281,250 shares of the Company’s Series A preferred stock, par value $0.001 (the “Company Preferred Stock”). Each share of Company Preferred Stock is convertible into 500 shares of the common stock of the Company (“Company Common Stock”) provided that such conversion rights are subject to sufficient available authorized shares of Company Common Stock. The Company Preferred Stock has the same voting rights (on an as-converted basis), and other attributes as Company Common Stock. The Company Preferred Stock will automatically be exchanged for Company Common Stock when sufficient authorized shares are available to allow for such conversion. The Company Preferred Stock issued in connection with the Agreement, provided the former TG shareholders with direct and/or indirect ownership of approximately 95% of the Company’s outstanding common stock immediately following the consummation of the transaction.

The Company Preferred Stock issued (and the underlying Company Common Stock once converted) are not registered for resale and, therefore, shall remain subject to the rights and restrictions of Rule 144. All Company Preferred Stock received by the TG shareholders in exchange for their shares of TG common stock will not be registered for resale prior to six (6) months following December 29, 2011 and, therefore, shall remain subject to the rights and restrictions of Rule 144 prior to any such registration.

The Company Preferred Stock issued in connection with the agreement provided the former TG shareholders with direct and/or indirect ownership of approximately 95% of the Company’s outstanding common stock as of December 29, 2011. Based on fair value of the Company’s common stock of $0.04 per share, the purchase price was $295,933, plus the fair value of restricted stock assumed of $82,305. In connection with the Exchange Transaction, the Company incurred $231,580 of acquisition related costs.

A summary of the purchase price calculation is as follows:

Number of shares of Manhattan common stock outstanding at the time of the transaction	7,398,344
Multiplied by Manhattan’s fair value of the Common Stock	$0.04	$295,933
Fair value of restricted stock assumed		82,305
Total purchase price		$378,238

The purchase price has been allocated as follows based on the fair values of the assets and liabilities acquired:

Cash and cash equivalents	$10,386
Other assets	90,769
In-process research and development acquired	5,441,840
Total identifiable assets	5,542,995
Accounts payable and accrued expenses	197,191
Notes payable (ICON and Swiss Pharma)	939,718
5% notes payable and accrued interest	4,657,600
Total identifiable liabilities	5,794,509
Net identifiable assets (liabilities)	(251,514)
Goodwill	629,752
Total	$378,238

A valuation using the guidance in ASC 805 was performed to determine the fair value of certain identifiable intangible assets of Manhattan.

The fair value of certain identifiable intangible assets was determined using the income approach. This method starts with a forecast of the expected future net cash flows. These cash flows are then adjusted to present value by applying an appropriate discount rate that reflects the risk of achieving the asset’s projected cash flows. The present value of the estimated cash flows are then added to the present value equivalent of the residual value of the asset, if any, at the end of the discrete projection period to estimate the fair value.

The valuations are based on information that is available as of the acquisition date and the expectations and assumptions that have been deemed reasonable by our management. No assurance can be given, however, that the underlying assumptions or events associated with such assets will occur as projected. For these reasons, among others, the actual results may vary from the projected results.

The following supplemental pro forma information presents the financial results as if the transaction had occurred on January 1, 2011 for the year ended December 31, 2011. This supplemental pro forma information has been prepared for comparative purposes and does not purport to be indicative of what would have occurred had the acquisition been made on January 1, 2011, nor are they indicative of future results.

Revenue	$—
Net loss	$(818,279)
Basic and diluted loss per common share	$(0.00	)*

*Amount less than $0.01